CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                 Exhibit 10.9

                     REALNAME SALES REPRESENTATIVE AGREEMENT

            BETWEEN CENTRAAL CORPORATION AND NETWORK SOLUTIONS, INC.

         This RealName Sales Representative Agreement ("AGREEMENT") is made as of DECEMBER 8, 1998 ("EFFECTIVE DATE") by and between Network Solutions, Inc. ("NSI") and Centraal Corporation ("CENTRAAL").

         WHEREAS, NSI is the leading Internet domain name registration services provider worldwide, and also provides Internet consulting services to businesses that desire to establish or enhance their Internet presence; and

         WHEREAS, Centraal is in the business of providing "REALNAMES SERVICES," which allow users to access sites on the World Wide Web that are registered with Centraal's service by using an appropriate trademark, brand name, short word or phrase in lieu of a Uniform Resource Locator ("URL"); and

         WHEREAS, the parties wish to establish the terms and conditions for a relationship under which NSI will act as Centraal's sales representative to provide RealNames Services.

NOW, THEREFORE, the parties agree as follows:

         1. DEFINITIONS. For the purposes of this Agreement, the terms below have the following meanings:

                  1.1 "ACTIVE" means that a RealName Subscription (i) has been approved and adjudicated by Centraal for listing in the RealName database and
(ii) fully paid for by the subscriber. For example, a RealName Subscription that was Sold by NSI prior to December 31, 1999, but which was not renewed prior to December 31, 2000, will be considered "Active" as of December 31, 1999, but not "Active" as of December 31, 2000.

                  1.2 "CHANGE OF CONTROL OF CENTRAAL" means any merger, consolidation or reorganization of Centraal with or into any other entity or entities, or any sales of all or substantially all of the assets of Centraal, or a series of related similar such transactions in which the holders of the Company's capital stock on the Effective Date will, as a result of such transaction, hold less than 50% of the voting power of the surviving entity after the consummation of the transaction.

                  1.3 "CUSTOMER INFORMATION" means the following customer contact information, to be collected in connection with RealName Subscriptions: contact name, address, email address,



[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMMITED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

telephone and credit card number. "Customer Information" does not include customer contact information collected by NSI in connection with NSI's domain name registrations.

                  1.4 "IMPLEMENTATION DATE" means that date on which Centraal reasonably determines that NSI is capable of meeting the service requirements and quality criteria set forth in ATTACHMENT 1.

                  1.5 "MY REALNAME CUSTOMERS" means persons or entities who are provided a Web page through a community service such as Tripod or Geocities, and in connection therewith and subscribe to RealNames Services from Centraal free of charge.

                  1.6 "NSI AFFILIATE" means any third party that is (i) an Internet Service Provider or Web hosting company and (ii) has been identified to Centraal in the report described in Section 2.2 as currently participating in NSI's "Alliance," "Premier," or "Affiliate" programs. In no event will LookSmart, Compaq Computer Corporation ("COMPAQ"), Compaq's subsidiary, AltaVista Search Services, Inc., Infoseek, Bigfoot International, Inc., Neoplanet or ICQ, or any of such parties' affiliates, sublicensees or resellers be deemed "NSI Affiliates."

                  1.7 "NSI CUSTOMERS" means those customers to whom NSI has Sold RealNames Services.

                  1.8 "NON-NSI SOLD CUSTOMERS" means all customers of RealNames Services, other than NSI Customers, Key Accounts, and My RealName Customers.

                  1.9 "REALNAME INFORMATION" means the following information comprising the RealName object, to be collected in connection with RealName
Subscriptions: RealName, URL, organization, Geocode/region code, description, language, RealName category, trademarks and suitability.

                  1.10 "SOLD" means that a subscription to a RealName was (i) solicited by NSI on Centraal's behalf, (ii) approved and adjudicated by Centraal for listing in the RealName database, and (iii) fully paid for by the subscriber.

         2. SALE OF THE REALNAMES SERVICES.

                  2.1 APPOINTMENT. Subject to Section 2.5, Centraal hereby appoints NSI as Centraal's [*] sales representative to solicit subscriptions for RealNames Services ("REALNAME SUBSCRIPTIONS"). NSI will have the right to appoint NSI Affiliates as sub-representatives, provided that NSI remains primarily responsible for the performance of such NSI Affiliates, and appoints such sub-representatives according to a written agreement as protective of Centraal as this Agreement.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMMITED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                  2.2 [*]

                  2.3 GOVERNMENT APPROVALS. In the event that, subsequent to the Effective Date, any governmental approval is required in order for NSI to offer RealNames with domain names, and such approval is not obtained within 90 days after a party first receives notice of such necessary approval, Centraal's obligations under Section 2.2 will cease. [*]

                  2.4 SALES. NSI and the NSI Affiliates (a) shall use reasonable efforts to promote the sale of RealName Subscriptions, and shall solicit sales for RealName Subscriptions only according to the terms of Centraal's then-current subscription agreement; (b) shall not make any representations or warranties regarding the RealNames Services, other than with the prior written approval of Centraal. Notwithstanding the foregoing, NSI may represent that the RealNames Services allow users to access sites on the World Wide Web that are registered with Centraal's service by using an appropriate trademark, brand name, short word or phrase in lieu of a Uniform Resource Locator without the prior written consent of Centraal. Without limiting the foregoing, NSI, at its sole discretion, may solicit sales of RealName Subscriptions customers through its current inbound telesales operation.

                  2.5 KEY ACCOUNTS. NSI acknowledges that Centraal markets RealNames Services directly to certain key customers who pay for such services on a per resolution basis ("KEY ACCOUNTS"). Centraal shall report quarterly in writing to NSI its Key Accounts. NSI shall not solicit sales of RealName Subscriptions from Key Accounts who have been identified in advance to NSI by Centraal, and Centraal will not be obligated to (a) accept RealName Subscriptions Sold to such previously identified Key Accounts by NSI, or (b) pay NSI any Commission for any RealName Subscriptions Sold to such previously identified Key Accounts by NSI.

                  2.6 ORDERS. Orders for RealNames Services by customers solicited by NSI and NSI Affiliates will take place through a series of HTML registration pages to be developed according to specifications agreed upon by the parties, or as otherwise agreed by the parties. These pages will be co-branded (e.g., "RealNames from Network Solutions") as agreed by the parties in advance in writing. Notwithstanding the foregoing, NSI will have complete control over all design and functional aspects of all NSI Web sites. All completed orders for the RealNames Services will be processed by Centraal within the time period set forth in Attachment 2. Centraal shall perform the registration and send via electronic mail Centraal's then-current acknowledgments, software browser plug-ins or other customer materials to the customer and


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMMITED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

will provide NSI with information regarding orders in process and processed orders in a timely manner to assist NSI to perform the customer support services set forth in Section 3 below. All RealName Subscriptions Sold by NSI and NSI Affiliates are subject to acceptance by Centraal. Centraal may accept or reject any RealName Subscription in its sole discretion.

                  2.7 FEES. Centraal shall set the subscription fees, if any, for the initial one-year term and all one-year renewal terms to be charged to customers for RealName Subscriptions Sold by NSI and NSI Affiliates (the "NSI CUSTOMER SUBSCRIPTION FEES"). NSI shall collect the NSI Customer Subscription Fees, if any, on Centraal's behalf, and shall pay to Centraal the full amount of all NSI Customer Subscription Fees, less any amounts for refunds, credit card chargebacks and bad debt, and less Commissions earned by NSI as set forth in
Section 2.8 below, less fees earned by NSI as set forth in Section 3.2 below, no later than 10 days after the quarter in which the related RealName Subscriptions are first Sold and the NSI Customer Subscription Fees are collected. In no event will NSI withhold commissions under Section 2.8 for NSI Customer Subscription Fees that are refunded or uncollectible.

                  2.8 COMMISSIONS. NSI may retain (or, if the parties so agree, Central shall pay to NSI) a commission ("COMMISSION") for each RealName Subscription from which a NSI Customer Subscription Fee, if any, arose as follows:

                           [*] for the initial one-year term of any RealName
Subscription Sold by NSI or an NSI Affiliate, the greater of (i) [*], or (ii) [*] of each NSI Customer Subscription Fee[*]

                           [*]

For the purposes of this Section 2.8, a RealName Subscription that is not renewed upon its renewal date, but is renewed within 90 days from the date thereof, will be deemed a "renewal" subject to the Commission described in subsection (b). Notwithstanding the foregoing, in the event that Centraal changes the term of the RealName Subscription or any renewal thereof, the parties agree to modify the commissions due to NSI.

                  2.9 TERM; TERMINATION. The terms of this Section 2 will remain in effect from the Effective Date until the later of (a) December 31, 2000, if there is no Change of Control of Centraal before December 31, 2000; and (b) December 31,2001, if there is a Change of Control of Centraal before December 31, 2000; unless terminated as set forth in Section 8.2. This Agreement will automatically renew for an additional 2-year term if, at the end of the initial term described above, there are outstanding at least 150,000 RealName Subscriptions that (i) have been Sold by NSI and (ii) are Active.


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMMITED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                  2.10 [*]

                  [*]                         [*]

                  [*]                         [*]

                  [*]                         [*]

                  [*]                         [*]

                  [*]                         [*]

                  [*]                         [*]

                  [*]                         [*]

                  [*]                         [*]

                  [*]                         [*]


                  2.11 ADDITIONAL FEES. Centraal shall pay to NSI, no later than 10 days after the end of each calendar quarter, [*] of any fee that is based upon resolution traffic and which is received by Centraal from customers with RealName Subscriptions who pay for RealNames Services on a "per-resolution" basis; provided, however, that Centraal shall pay no such fee for amounts collected by Centraal from customers with RealName Subscriptions due to resolution traffic from Compaq, LookSmart, Bigfoot International, Inc., Neoplanet, ICQ, or Infoseek pursuant to agreements between Centraal and such parties.

                  2.12 DATABASE ACCESS. NSI hereby grants to Centraal a non-exclusive, non-transferable license to allow Centraal reasonable access and use of the NSI registry "WHOIS" and "RWHOIS" databases, and any successor databases with similar capabilities, via FTP, such that Centraal shall have access to and use of information relating to all existing domain names and the ownership of such domain names, for the sole purpose of maintaining and resolving a comprehensive listing of Web companies in Centraal's "RealNames Index 1," an index editorially managed by Centraal and will not be used as a separate product or directory service or as an enhancement to the RealName Index 1 or for any other purpose.


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMMITED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                  2.13 REVIEW. NSI and Centraal will meet quarterly in a "Senior Management Review" meeting to discuss the development, planning, implementation and results of all joint marketing, sales and customer service activities under this Agreement.

                  2.14 DOMAIN NAME SALES. Centraal will generate leads for Domain Names sales from the RealNames subscription site at URL www.realnames.com by placing a hypertext link from such site to NSI's site at URL www.networksolutions.com.

                  2.15 TECHNICAL ADVISORY BOARD. Centraal shall appoint David Holtzman to the Centraal Corporation technical advisory board for a one-year term commencing on January 1, 1999, subject to Mr. Holtzman executing Centraal's standard form of technical advisory board agreement. The parties agree that no options or other consideration will be granted by Centraal to NSI or Mr. Holtzman in connection with such participation on the technical advisory board, notwithstanding any plan or program of Centraal to issue stock, options or other consideration to members of its technical advisory board.

              3. CUSTOMER SERVICE.

                  3.1 SERVICES: QUALITY.

                           (a) SUPPORT. Beginning no later than June 1, 1999,
NSI shall provide customer support, help desk and related services according to the plan described in ATTACHMENT 1 ("FIRST LEVEL SUPPORT") in a timely manner, as required by customers of the RealNames Services. NSI may subcontract with a third party for the provision of such services with Centraal's prior written approval, not to be unreasonably withheld. As between the parties, Centraal is solely responsible for providing the necessary services to adjudicate and approve orders for RealName Subscriptions. In addition, Centraal will provide adjudication-related and other mutually agreed upon support as described in ATTACHMENT 2 ("SECOND LEVEL SUPPORT") for all customers of RealNames Services. Centraal shall provide such Second Level Support in a timely manner, as required by such customers.

                           (b) QUALITY CRITERIA. The services to be provided by
NSI pursuant to 3.1 (a) must meet the quality criteria set forth in ATTACHMENT
1.

                           (c) QUARTERLY REVIEW. The description of services to
be provided by NSI and the quality criteria that NSI must meet in the performance of such services will be subject to quarterly changes mutually agreed upon by Centraal and NSI, which agreement will not be unreasonably withheld by either party.

                           (d) PHASE-IN PERIOD. For a period of 60 days
commencing on the date NSI begins to provide services under Section 3.1 (a) ("PHASE-IN PERIOD"), NSI shall perform First Level Support only for NSI Customers. During the Phase-in Period, in the event Centraal


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMMITED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

reasonably determines that NSI is not capable of meeting the service requirements and quality criteria set forth in Attachment 1, then NSI will have a reasonable period, not to exceed 90 days, to meet such service requirements and quality criteria. If, after such 90 day period, NSI is not meeting the service requirements or quality criteria set forth in ATTACHMENT 1, then Centraal may immediately upon written notice terminate the right and obligations set forth in this Section 3. Commencing on the Implementation Date, NSI shall provide First Level Support for all RealName Subscription customers (excluding Key Accounts and My RealName Customers).

                           (e) PARITY. After the Implementation Date, NSI
will provide the services described in Section 3.1 to Non-NSI Sold Customers in the same manner and of the same quality as NSI will provide such services to customers to whom NSI has Sold RealName Subscriptions.

                  3.2 FEES. In consideration of the services to be provided by NSI under Section 3.1, NSI may withhold from the Subscription Fees, if any, to be paid to Centraal pursuant to Section 2.7 of this Agreement (or, if the parties so agree, Centraal shall pay to NSI):

                           [*] for the initial one year period of each RealName
Subscription approved and adjudicated by Centraal after the Effective Date, the greater of (i) [*] of the Subscription Fee or (ii) [*]

                           [*]

During the Phase-In Period, NSI may only withhold such amounts for RealName Subscriptions accepted by Centraal for NSI Customers. After the Phase-in Period, NSI may also withhold such amounts for RealName Subscriptions accepted by Centraal for Non-NSI Sold Customers. In no event will NSI withhold commissions under this Section 3.2 for Subscription Fees that are refunded or uncollectible.

                  3.3 TERM; TERMINATION. The terms of this Section 3 will remain in effect from the Effective Date until (a) December 31, 2002, if there is no Change of Control of Centraal before December 31, 2002; and (b) December 31, 2003, if there is a Change of Control of Centraal before December 31, 2002; unless earlier terminated under Section 3.1 (d), this Section 3.3, or Section
8.2. Notwithstanding the foregoing, if, at any time, Centraal is not reasonably satisfied that NSI has provided customer service in accordance with the standards set forth in ATTACHMENT 1, which lack of quality is not cured by NSI within 60 days after written notice thereof by Centraal, then Centraal, in its sole discretion, may upon 30 days' prior written notice to NSI, terminate all rights and obligations set forth in this Section 3. In the event that, subsequent to the dates set forth in Section 2.10, Centraal fails to maintain a quantity of total Active RealName Subscriptions equal to 2 times the lesser of
(i) the target number of Active RealName Subscriptions Sold by NSI by the corresponding dates set forth in Section 2.10, or (ii) the actual


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMMITED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

number of Active RealName Subscriptions Sold by NSI as of such date, then NSI may terminate all right and obligations set forth in this Section 3 upon 30 days' prior written notice.

         4. COMMON STOCK WARRANTS.

                  4.1 MILESTONES. Upon the achievement of each of the following milestones (each, a "MILESTONE NUMBER") by the dates set forth below (each, a "MILESTONE DATE"), Centraal will issue to NSI a non-transferable (other than by merger or consolidation or to a transferee of all or substantially all of the assets of NSI) warrant in the form set forth in ATTACHMENT 3 (a "WARRANT"), exercisable for 120 days (except as otherwise set forth herein), to purchase the number of shares ("WARRANT SHARES") of Centraal's Common Stock, par value $0.001 per share ("COMMON STOCK") set forth below; provided, however, that (i) in no event will NSI be issued Warrants hereunder to purchase an aggregate number of Warrant Shares greater than 4,196,726 (subject to adjustment for stock splits, stock dividends, recapitalizations, etc.); and (ii) no Warrant will be issued for any Milestone not achieved by its respective Milestone Date:

                           (a) if, on or prior to December 31, 1999, at least
50,000 RealNames have been Sold by NSI, then Centraal shall issue to NSI a Warrant to purchase a number of Warrant Shares equal to 423,912 (subject to adjustment for stock splits, stock dividends, recapitalizations, etc.) promptly after such date;

                           (b) if, on or prior to December 31, 2000, at least
150,000 RealNames have been Sold by NSI, then Centraal shall issue to NSI a Warrant to purchase a number of Warrant Shares equal to 847,824 (subject to adjustment for stock splits, stock dividends, recapitalizations, etc.) promptly after such date;

                           (c) if, on or prior to December 31,2001, at least
375,000 RealNames have been Sold by NSI, then Centraal shall issue to NSI a Warrant to purchase a number of Warrant Shares equal to 1,271,735 (subject to adjustment for stock splits, stock dividends, recapitalizations, etc.) promptly after such date; and

                           (d) if, on or prior to December 31, 2001, Centraal
enters into an agreement providing for the distribution of RealNames through any of the following companies, then Centraal shall issue to NSI a Warrant to purchase a number of Warrant Shares equal to 1,271,735 (subject to adjustment for stock splits, stock dividends, recapitalizations, etc.) for each such agreement promptly after the closing date of each such transaction: Netscape, Microsoft, Yahoo, Excite, Lycos, or AOL. The parties agree that NSI and Centraal will make joint and separate presentations and proposals to such companies. To facilitate such and other transactions involving Centraal, NSI will commit one full time business development manager within 120 days from the date hereof, and one additional full time business development manager no later


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMMITED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

than January 1, 2000. NSI shall pay employment compensation and other costs associated with such business development managers.

                  4.2 EXERCISE PRICE. The exercise price for any Warrant issued pursuant to Section 4.1, subsections (a)-(d) above will be as follows (subject to adjustments for stock splits, stock dividends, recapitalizations, etc.):

                           (a) Any Warrant issued on or prior to December 31,
1998, will be exercisable at a price of $1.65 per Warrant Share;

                           (b) Any Warrant issued after December 31, 1998 and
on or prior to March 31, 1999, will be exercisable at a price of $1.86 per Warrant Share;

                           (c) Any Warrant issued after March 31, 1999 and on
or prior to June 30, 1999, will be exercisable at a price of $2.09 per Warrant Share;

                           (d) Any Warrant issued after June 30, 1999 and on or
prior to September 30, 1999, will be exercisable at a price of $2.35 per Warrant Share;

                            (e) Any Warrant issued after September 30, 1999 and
on or prior to December 31, 1999, will be exercisable at a price of $2.64 per Warrant Share;

                           (f) Any Warrant issued after December 31, 1999 and on
or prior to March 31, 2000, will be exercisable at a price of $2.97 per Warrant Share;

                           (g) Any Warrant issued after March 31, 2000 and on or
prior to June 30, 2000, will be exercisable at a price of $3.35 per Warrant
Share;

                           (h) Any Warrant issued after June 30, 2000 and on
or prior to September 30, 2000, will be exercisable at a price of $3.76 per Warrant Share;

                           (i) Any Warrant issued after September 30, 2000
and on or prior to December 31, 2000, will be exercisable at a price of $4.23 per Warrant Share;

                           (j) Any Warrant issued after December 31, 2000 and
on or prior to March 31, 2001, will be exercisable at a price of $4.76 per Warrant Share;

                           (k) Any Warrant issued after March 31,2001 and on
or prior to June 30, 2001, will be exercisable at a price of $5.36 per Warrant Share;

                           (l) Any Warrant issued after June 30, 2001 and on
or prior to September 30, 2001, will be exercisable at a price of $6.03 per Warrant Share; and



[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMMITED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                           (m) Any Warrant issued after September 30, 2001
and on or prior to December 31,2001, will be exercisable at a price of $6.78 per Warrant Share.

                  4.3 IPO WARRANTS. In addition to the provisions above relating to the issuance of Warrants, if Centraal files a registration statement pursuant to the Securities Act of 1933, as amended, for an initial public offering of its Common Stock (an "IPO"), or an amendment thereto, which filing contains the initial price range per share for such offering (the "PRICE RANGE FILING"), and on such date of filing (the "PRICE RANGE FILING DATE"), at least the Pro Rata Number (as defined below) of RealNames have been Sold by NSI, then Centraal shall issue to NSI promptly after such date, a non-transferable (other than by merger or consolidation or to a transferee of all or substantially all of the assets of NSI) Warrant (the "IPO WARRANT") to purchase that number of Warrant Shares (subject to adjustment for stock splits, stock dividends, recapitalizations, etc.) which, when aggregated with all other Warrant Shares issued or issuable upon exercise of Warrants issued hereunder, will equal 4,196,726. Centraal shall provide NSI with notice of its intention to make a Price Range Filing as soon as practical prior to such filing. The IPO Warrant and any other outstanding unexercised Warrants issued hereunder must be exercised within 10 days after the Price Range Filing Date. For purposes of this paragraph, the "PRO RATA NUMBER" shall equal:

                              A + [(B-A) x (C/365)]

Where:

         A        =        the Milestone Number associated with the most
                           recent previous Milestone Date, if any, that occurred prior to such Price Range Filing;

         B        =        the Milestone Number associated with the next
                           occurring Milestone Date following the Price Range
                           Filing Date; and

         C        =        the number of days that have elapsed or have
                           partially elapsed since the previous Milestone Date.

The exercise price for the IPO Warrant will be:

                                     (i) with respect to the following number
of Warrant Shares, the then appropriate exercise price determined in accordance with Section 4.2 above:

                                  (C/365 x D);

where,



[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMMITED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

         D        =        the number of Shares subject to a Warrant upon
                           achievement of the next Milestone Number; and

                                    (ii) with respect to all remaining
Warrant Shares under the IPO Warrant, 90% of the low end of the price range per share contained in the Price Range Filing.

         Notwithstanding anything herein to the contrary, no Warrant, including the IPO Warrant, shall be issued hereunder after December 31,2001.

         5. OTHER ARRANGEMENTS. Centraal and NSI may, from time to time, each acting in its sole business discretion, negotiate the following business arrangements, which would be memorialized in a written agreement separate from this Agreement:

                           (a) joint proposals to develop key strategic
relationships in "smart browsing," or cascaded name navigation or search solutions, with Netscape, Microsoft, Yahoo and AOL, where appropriate;

                           (b) joint marketing and sales of Domain Names,
RealNames, and related traffic-building and tracking services, through direct sales to Key Accounts by Centraal;

                           (c) joint marketing, sales and development of
domain names, Centraal's "Personal Names" product, and related personal naming and identity services; or

                           (d) joint development of business and personal
directory services, using Domain Names and RealNames.

         6. NON-DISCLOSURE. The parties agree to the provisions of this Section 6 and confirm their prior agreement that the terms set forth in this Section 6 also apply to any information disclosed by one party to another in the course of negotiating this Agreement or the Draft Memorandum of Understanding between the parties dated September 25, 1998.

                  6.1 "CONFIDENTIAL INFORMATION" means any information disclosed by either party to the other party, either directly or indirectly, in writing, orally or by inspection of tangible objects (including without limitation documents, prototypes, samples, plants and equipment), which is designated as "Confidential," "Proprietary" or some similar designation. Information communicated orally will be considered Confidential Information if such information is confirmed in writing as being Confidential Information within 30 days after the initial disclosure. Confidential Information may also include information disclosed to a disclosing party by third parties. Confidential Information will not, however, include any information which (i) was publicly known and made generally available in the public domain prior to the time of disclosure by the disclosing party; (ii) becomes publicly known and made generally available after disclosure by the disclosing party to the receiving party through no action or inaction of the



[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMMITED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

receiving party; (iii) is already in the possession of the receiving party at the time of disclosure by the disclosing party as shown by the receiving party's files and records immediately prior to the time of disclosure; (iv) is obtained by the receiving party from a third party without a breach of such third party's obligations of confidentiality; (v) is independently developed by the receiving party without use of or reference to the disclosing party's Confidential Information, as shown by documents and other competent evidence in the receiving party's possession; or (vi) is required by law to be disclosed by the receiving party, provided that the receiving party gives the disclosing party prompt written notice of such requirement prior to such disclosure and assistance in obtaining an order protecting the information from public disclosure. NSI and Centraal further agree that all Customer Information and RealName Information is Confidential Information of Centraal, notwithstanding whether such Customer Information or RealName Information was collected by Centraal, NSI or other parties.

                  6.2 NON-USE AND NON-DISCLOSURE. Each party agrees not to use any Confidential Information of the other party for any purpose except to exercise its right and perform its obligations under this Agreement. Each party agrees not to disclose any Confidential Information of the other party to third parties or to such party's employees, except to those employees of the receiving party with a need to know. Neither party shall reverse engineer, disassemble or decompile any prototypes, software or other tangible objects which embody the other party's Confidential Information and which are provided to the party hereunder.

                  6.3 MAINTENANCE OF CONFIDENTIALITY. Each party shall take reasonable measures to protect the secrecy of and avoid disclosure and unauthorized use of the Confidential Information of the other party. Without limiting the foregoing, each party shall take at least those measures that it takes to protect its own most highly confidential information and shall ensure that its employees who have access to Confidential Information of the other party have signed a nonuse and non-disclosure agreement in content similar to the provisions hereof, prior to any disclosure of Confidential Information to such employees. Each party shall make copies of the Confidential Information of the other party only as necessary to fulfill its obligations hereunder, unless previously approved in writing by the other party. Each party shall reproduce the other party's proprietary rights notices on any such approved copies, in the same manner in which such notices were set forth in or on the original.

                  6.4 THIRD-PARTY INFORMATION. Each party shall not use in the course of its performance hereunder, and shall not disclose to the other party, any confidential information of any third party (including without limitation competitors of either party) unless the party using or disclosing such information is authorized in writing by such third party to do so.


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMMITED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                  7. TRADEMARKS AND TRADE NAMES

                      7.1 CENTRAAL TRADEMARKS.

                           (a) USE. Centraal will provide NSI with a copy of
the authorized "Real Name System" logos in JPEG, BMP and GIF format. During the term of this Agreement, NSI may indicate to the public that it is an authorized representative of the RealNames Services and advertise the RealNames Services under the trademarks, marks, and trade names that Centraal may adopt from time to time ("CENTRAAL MARKS"). NSI may sublicense such rights to NSI Affiliates in connection with the activities of such NSI Affiliates as sub-representatives of NSI, but only pursuant to a written agreement containing substantially the terms of this Section 7.

                           (b) APPROVAL OF REPRESENTATIONS. All representations
of the Centraal Marks that NSI intends to use must be exact copies of those used by Centraal or shall first be submitted to Centraal for approval of design, color, and other details.

                           (c) ASSIGNMENT OF GOODWILL. If NSI or any NSI
Affiliate, in the course of performing its services hereunder, acquires any goodwill or reputation in any of the Centraal Marks, all such goodwill or reputation will automatically vest in Centraal when and as, on an on-going basis, such acquisition of goodwill or reputation occurs, as well as at the expiration or termination of this Agreement, without any separate payment or other consideration of any kind to NSI or the NSI Affiliates, and NSI shall, and shall cause each NSI Affiliate to, take all such actions to effect such vesting. NSI shall not contest the validity of any of the Centraal Marks or Centraal's exclusive ownership of them. During the term of this Agreement, NSI shall not adopt, use, or register, whether as a corporate name, trademark, service mark or other indication of origin, any of the Centraal Marks, or any word or mark confusingly similar to them in any jurisdiction.

                      7.2 NSI TRADEMARKS.

                           (a) USE. NSI will provide Centraal with a copy of
NSI's logo in JPEG, BMP and GIF format. During the term of this Agreement, Centraal may display the hyperlink referenced in Section 2.14 using the trademarks, marks, and trade names that NSI may adopt from time to time ("NSI MARKS").

                           (b) APPROVAL OF REPRESENTATIONS. All
representations of the NSI Marks that Centraal intends to use must be exact copies of those used by NSI or shall first be submitted to NSI for approval of design, color, and other details.

                           (c) ASSIGNMENT OF GOODWILL. If Centraal, in the
course of exercising the license in Section 7.2(a), acquires any goodwill or reputation in any of the NSI Marks, all such



[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMMITED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

goodwill or reputation will automatically vest in NSI when and as, on an on-going basis, such acquisition of goodwill or reputation occurs, as well as at the expiration or termination of this Agreement, without any separate payment or other consideration of any kind to Centraal, and Centraal shall take all such actions to effect such vesting. Centraal shall not contest the validity of any of the NSI Marks or NSI's exclusive ownership of them. During the term of this Agreement, Centraal shall not adopt, use, or register, whether as a corporate name, trademark, service mark or other indication of origin, any of the NSI Marks, or any word or mark confusingly similar to them in any jurisdiction.

         8. TERM AND TERMINATION

                  8.1 TERM. This Agreement will commence in effect on the Effective Date and terminate upon the later of the termination of the obligations set forth in Section 2, or the termination of the obligations set forth in Section 3, hereof; except Sections 6, 7.l(c), 7.2(c), 8.3, 9, 10, and 11, which will survive any expiration or termination of this Agreement.

                  8.2 TERMINATION. If either party defaults in the performance of any provision of this Agreement, then the non-defaulting party may give written notice to the defaulting party that if the default is not cured within 30 days the Agreement will be terminated. If the non-defaulting party gives such notice and the default is not cured during the 30 day period, then the Agreement will automatically terminate at the end of that period. This Section 8.2 will not be construed to limit any party's right to terminate Section 2 or Section 3 of this Agreement, as described under Sections 2.9 and 3.3.

                  8.3 RETURN OF MATERIALS. Each party shall return all information and materials embodying confidential information provided or delivered under this Agreement within 30 days after the termination of this Agreement.

         9. INDEMNIFICATION: REMEDIES.

                  9.1 INDEMNIFICATION AND PAYMENT OF DAMAGES BY CENTRAAL. Centraal, at it own expense, will defend, indemnify and hold harmless NSI, its officers, directors, employees, stockholders, and NSI Affiliates (collectively, the "NSI INDEMNIFIED PERSONS") for, and will pay to the NSI Indemnified Persons the amount of, any liability, claims, damages, defense costs and reasonable attorneys' fees, resulting from third-party claims (collectively, "DAMAGES"), arising from Centraal's provision of RealNames Services under this Agreement, including without limitation Centraal's RealName application, ordering, assignment, and adjudication process, and including, without limitation, the infringement, or alleged infringement, of any copyright, patent, trade secret, trade name, trademark or service mark right of any third party in connection therewith. Centraal's obligations under this Section 9.1 will be NSI's sole remedy, and Centraal's sole liability, for any such third party claims.



[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMMITED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                  9.2 INDEMNIFICATION AND PAYMENT OF DAMAGES BY NSI. NSI, at its own expense, will defend, indemnify and hold harmless Centraal, its officers, directors, employees, and stockholders (collectively, the "CENTRAAL INDEMNIFIED PERSONS"), and will pay to the Centraal Indemnified Persons the amount of, any Damages arising from the provision by NSI of the services described in Section 3 of this Agreement, and NSI's and the NSI Affiliates' solicitation of sales of RealNames Services under Section 2 of this Agreement, including, without limitation, claims of fraud, unfair business practices, misrepresentation, breach of warranty, or other violations of third party rights. NSI's obligations under this Section 9.2 will be Centraal's sole remedy and NSI's sole liability for any such third party claims.

                  9.3 PROCEDURES FOR INDEMNIFICATION - THIRD PARTY CLAIMS.

                           (a) Promptly after receipt by an indemnified party
of notice of the commencement of any proceeding against it, such indemnified party will, if a claim is to be made against an indemnifying party under this
Section 9, give notice to the indemnifying party of the commencement of such claim, but the failure to notify the indemnifying party will not relieve the indemnifying party of any liability that it may have to any indemnified party, except to the extent that the indemnifying party demonstrates that the defense of such action is prejudiced by the indemnifying party's failure to give such notice.

                           (b) If any proceeding in the previous paragraph is
brought against an indemnified party and it gives notice to the indemnifying party of the commencement of such proceeding, the indemnifying party will be entitled to assume the defense of such proceeding with counsel of its choice and, after notice from the indemnifying party to the indemnified party of its intention to assume the defense of such proceeding, the indemnifying party will not, as long as it diligently conducts such defense, be liable to the indemnified party under this Section 9 for any fees of other counsel or any other expenses with respect to the defense of such proceeding, in each case subsequently incurred by the indemnified party in connection with the defense of such proceeding. The indemnified party may, at its sole expense, participate in such defense with counsel reasonably acceptable to the indemnifying party. Once the indemnifying party assumes the defense of a proceeding, (i) it will be conclusively established for purposes of this Agreement that the claims made in that proceeding are within the scope of and subject to indemnification; (ii) no compromise or settlement of such claims may be effected by the indemnifying party without the indemnified party's consent unless there is no finding or admission of any violation of law or any violation of the rights of any person and no effect on any other claims that may be made against the indemnified party, and the sole relief provided is monetary damages that are paid in full by the indemnifying party; and
(iii) the indemnified party will have no liability with respect to any compromise or settlement of such claims effected without its consent. If notice is given to an indemnifying party of the commencement of any proceeding and the indemnifying party does not, within 30 days after the indemnified party's notice is given, give notice to the indemnified party of its intention to assume the defense of such



[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMMITED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

proceeding, the indemnifying party will be bound by any determination made in such proceeding or any compromise or settlement effected by the indemnified party.

                  9.4 Notwithstanding the forgoing, if an indemnified party determines in good faith that there is a reasonable probability that a proceeding may adversely affect it other than as a result of monetary damages for which it would be entitled to indemnification under this Agreement, the indemnified party may, by notice of the indemnifying party, assume the exclusive right to defend, compromise, or settle such proceeding, but the indemnifying party will not be bound by any determination of a proceeding so defended or any compromise or settlement effected without its consent (which may not be unreasonably withheld).

         10. LIMITATION OF LIABILITY.

                  10.1 LIABILITY ON TERMINATION. In the event of termination by either party in accordance with any of the provisions of this Agreement, neither party will be liable to the other, because of such termination, for compensation, reimbursement or damages on account of the loss of prospective profits or anticipated sales or on account of expenditures, investments, or commitments in connection with the business or goodwill of Centraal or NSI.

                  10.2 LIMITATION. EXCEPT FOR LIABILITY ARISING OUT OF SECTION 6 OR FROM THIRD PARTY CLAIMS UNDER SECTION 9, IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY OR ANY OTHER ENTITY FOR ANY LOST PROFITS OR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, OR INDIRECT DAMAGES, HOWEVER CAUSED ON ANY THEORY OF LIABILITY (INCLUDING NEGLIGENCE).

         11. MISCELLANEOUS

                  11.1 NONASSIGNMENT/BINDING AGREEMENT. Neither this Agreement nor any rights under this Agreement may be assigned or otherwise transferred by either party, in whole or in part, whether voluntary or by operation of law without the prior written consent of the other party, which consent will not be unreasonably withheld. Notwithstanding the above, either party may assign its rights and obligations under this Agreement to a successor in connection with a sale of all or substantially all of such party's assets, or pursuant to a merger, acquisition, or corporate reorganization; provided such successor agrees in writing to be bound by the terms and conditions of this Agreement, and provided that such successor is not a direct competitor of the other party. Subject to the foregoing, this Agreement will be binding upon and will inure to the benefit of the parties and their respective successors and assigns.

                  11.2 INDEPENDENT CONTRACTORS. The relationship of the parties under this Agreement is that of independent contractors. Neither party will be deemed to be an employee,



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WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

agent, partner or legal representative of the other for any purpose and neither will have any right, power or authority to create any obligation or responsibility on behalf of the other.

                  11.3 NOTICES. Any notice required or permitted under the terms of this Agreement or required by law must be in writing and must be (a) delivered in person, (b) sent by first class registered mail, or air mail, as appropriate, or (c) sent by overnight air courier, in each case properly posted and fully prepaid to the appropriate address set forth below. Either party may change its address for notice by notice to the other party given in accordance with this Section 11.3. Notices will be considered to have been given at the time of actual delivery in person, 3 business days after deposit in the mail as set forth above, or one day after delivery to an overnight air courier service.

                  NOTICE ADDRESS IF TO CENTRAAL:

                  Ted West
                  Executive Vice President of Sales and Marketing
                  Centraal Corporation

                  811 Hansen Way
                  P.O. box 50750
                  Palo Alto, CA 94303 - 0750

                  WITH A COPY TO:
                  Susan Rotella
                  Vice President of Subscription Sales and Marketing Centraal Corporation

                  811 Hansen Way
                  P.O. box 50750
                  Palo Alto, CA 94303 - 0750


                  NOTICE ADDRESS IF TO NSI:
                  Jon Emery
                  General Counsel
                  505 Huntmar Park Drive
                  Herndon, VA 20170


                  11.4 FORCE MAJEURE. Neither party will be liable to the other party on account of any loss or damage resulting from any delay or failure to perform all or any part of this



[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMMITED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Agreement if such delay or failure is caused, in whole or in part, by events, occurrences, or causes beyond the control and without negligence of the parties. Such events, occurrences, or causes will include, without limitation, acts of God, strikes, lockouts, riots, acts of war, earthquake, fire and explosions, but the inability to meet financial obligations is expressly excluded.

                  11.5 WAIVER. Any waiver of the provisions of this Agreement or of a party's rights or remedies under this Agreement must be in writing to be effective. Failure, neglect, or delay by a party to enforce the provisions of this Agreement or its rights or remedies at any time, will not be construed and will not be deemed to be a waiver of such party's rights under this Agreement and will not in any way affect the validity of the whole or any part of this Agreement or prejudice such party's right to take subsequent action. No exercise or enforcement by either party of any right or remedy under this Agreement will preclude the enforcement by such party of any other right or remedy under this Agreement or that such party is entitled by law to enforce.

                  11.6 SEVERABILITY. If any term, condition, or provision in this Agreement is found to be invalid, unlawful or unenforceable to any extent, the parties shall endeavor in good faith to agree to such amendments that will preserve, as far as possible, the intentions expressed in this Agreement. If the parties fail to agree on such an amendment, such invalid term, condition or provision will be severed from the remaining terms, conditions and provisions, which will continue to be valid and enforceable to the fullest extent permitted by law.

                  11.7 INTEGRATION. This Agreement (including the Attachments and any addenda hereto signed by both parties) contains the entire agreement of the parties with respect to the subject matter of this Agreement and supersedes all previous communications, representations, understandings and agreements, either oral or written, between the parties with respect to said subject matter, including without limitation the Draft Memorandum of Understanding between the parties dated the September 25, 1998. This Agreement may not be amended, except by a writing signed by both parties.

                  11.8 CONFIDENTIALITY AND PRESS RELEASE. Neither party shall disclose any terms of this Agreement to any third party without the consent of the other party, except as required by securities or other applicable laws or to prospective and other investors or such party's accountants, attorneys and other professional advisors, provided such parties are acting under a duty of confidentiality. The parties shall use reasonable efforts to agree upon and release a joint press release regarding this Agreement that is mutually acceptable in timing and content, as soon as reasonably possible after the Effective Date.


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMMITED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                  11.9 COUNTERPARTS. This Agreement may be executed in counterparts, each of which so executed will be deemed to be an original and such counterparts together will constitute one and the same agreement.

                  11.10 GOVERNING LAW. This Agreement will be interpreted and construed in accordance with the laws of the State of California and the United States of America, without regard to conflict of law principles. All disputes arising out of this Agreement will be subject to the exclusive jurisdiction of the state and federal courts located in Santa Clara County, California, and Fairfax County, Virginia, and each party hereby consents to the personal jurisdiction thereof.



[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMMITED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CENTRAAL CORPORATION                       NETWORK SOLUTIONS, INC.

By:        /s/Keith Teare                  By:
    -----------------------------              -------------------------------

Title:     President                       Title:
    -----------------------------              -------------------------------

Date:      12/8/98                         Date:
    -----------------------------              -------------------------------











               [SIGNATURE PAGE TO SALES REPRESENTATIVE AGREEMENT]



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WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

CENTRAAL CORPORATION                    NETWORK SOLUTIONS, INC.

By:                                     By: /s/ Robert J. Korzeniewski
    --------------------------------        -------------------------------
       Keith Teare
       President
                                        Title: Robert J. Korzeniewski,CFO
                                            -------------------------------

Date:                                   Date:
    --------------------------------        -------------------------------












             [SIGNATURE PAGE TO SALES REPRESENTATIVE AGREEMENT]



[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMMITED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                  ATTACHMENT 1

                             NSI SUPPORT OBLIGATIONS

         1. NSI SUPPORT. NSI shall provide first level support through telephone, email and fax to customers of RealName Subscriptions. NSI will only be obligated to provide support in US English, but may provide support in other languages if NSI deems it appropriate to do so.

                  1.1 SCHEDULE. NSI shall make a Customer Service Representative available to customers 7-days per week, 24 hours per day.

                  1.2 SUPPORT FUNCTIONS. NSI shall perform the following support functions:

                           (a) Resolve questions on the use of the Web-based
interface for purchase of RealName Service subscriptions.

                           (b) Resolve questions from customers on the status of
RealName Service subscriptions.

                           (c) Resolve questions from customers regarding the
billing of RealName Service subscriptions.

                           (d) Interface with RealName Second Level Support on
behalf of the customer as required.

                           (e) Forward customers with adjudication questions to
the RealName Adjudication center.

                           (f) Answer basic questions about installation of
the RealName Service XML registration file on the customer's computer.

                           (g) Answer questions about the statistics
information provided through the RealName Web site.

                           (h) Describe the RealName adjudication process to
customers at a summary level.

                  1.3 SERVICE LEVEL. NSI shall provide support according to the following level of service requirements, for customer interaction that does not require Second Level Support from Centraal:

                           (a) 8% maximum average abandon rate for ACD.


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TO THE OMITTED PORTIONS.

                           (b) 30 second maximum average speed of answer, to
be measured from the time the customer begins to wait in an ACD queue.

                           (c) 24-hour maximum average email response time;
provided that adequate access is provided to Centraal's systems and information to facilitate a timely resolution.

                           (d) 24-hour maximum average fax resolution time;
provided that adequate access is provided to Centraal's systems and information to facilitate a timely resolution.

                           (e) The parties will cooperate to ensure that
NSI's staff is adequately trained so that the percentage of calls escalated to Second Level Support will be limited to an agreed-upon target percentage.

         2. BILLING. NSI shall bill NSI Customers for Real Name Subscription fees, and collect RealName Subscription fees. NSI shall send renewal notices for RealName Subscriptions to NSI Customers and Non-NSI Sold Customers, according to a schedule to be determined by the parties.

         3. NSI OPERATIONS SUPPORT. NSI shall provide operations support for all NSI-operated software, hardware, data communications equipment and telecommunications equipment. The definition of severity levels for operations support will be as agreed by the parties.

                  3.1 SCHEDULE. NSI shall make its operations support personnel available via telephone or pager 24 hours per day, 7 days per week.

                  3.2 SERVICE LEVEL. NSI shall provide operations support to address any problems reported by Centraal, in accordance with the following problem response objectives. For the purposes of this paragraph the following definitions and obligations are imposed:

Severity 1 - A Critical function cannot be performed. NSI shall assign Severity 1 problems to a technician within 30 minutes and resolve such problems within 6 hours on average.

Severity 2 - An important, but not critical function, cannot be performed. NSI shall assign Severity 2 problems to a technician within 2 hours and resolve such problems within 1 working day on average.

Severity 3 - A non-critical function that does not meet the criteria for Severity 1 or Severity 2. NSI shall assign Severity 3 problems to a technician within 1 day and resolve such problems within 7 working days on average.



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TO THE OMITTED PORTIONS.

All time periods for responses to problems reported by Centraal will commence when Centraal initially reports a problem to NSI operations personnel. NSI shall notify Centraal immediately by telephone once any reported problem has been assigned, and again once the problem is resolved.

                  3.3 OUTAGES. NSI shall notify Centraal of any scheduled outage at least 48 hours in advance of the outage, via both telephone and email. NSI shall notify Centraal immediately in the event of an unscheduled outage, via telephone.

         4. TRAINING. NSI shall train personnel performing First Level Support on the details of the RealName Service and Centraal billing system. NSI shall train personnel performing all NSI supplied telesales functions if these services are offered. Centraal and NSI will cooperate to develop training materials for such training.

         5. SECURITY. NSI shall utilize industry-accepted methods for protecting information systems from sabotage, impersonation, or unauthorized access to data.



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WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

                                  ATTACHMENT 2

                          Centraal Support Obligations

         1. REALNAME SECOND LEVEL SUPPORT. Centraal shall provide Second Level Support for problems that cannot be resolved through NSI First Level Support or RealName First Level Support. Centraal shall provide status information to NSI on all unresolved second level problems on a regular basis.

                  1.1 SCHEDULE. Centraal shall provide Second Level Support 12 hours per day, Monday through Friday, excluding Centraal-observed holidays.

                  1.2 SERVICE LEVEL. Centraal shall adhere to the following service level requirements for calls received Monday through Friday, excluding Centraal-observed holidays:

                           (a) 12-hour maximum average response to problems
submitted by telephone.

                           (b) 12-hour maximum average response to problems
submitted by email.

                           (c) 12-hour maximum average response to problems
submitted by fax.

         2. REALNAME ADJUDICATION. Centraal shall provide services to all customers of RealNames Services to adjudicate disputes regarding RealName Subscriptions, via telephone, email and fax.

                  2.1 SCHEDULE. Centraal shall provide RealName adjudication support 9 a.m. through 9 p.m. Eastern time, Monday through Friday, Centraal observed holidays excluded.

                  2.2 SERVICE LEVEL. Centraal shall provide RealName adjudication support according to the following service level requirements:

                           (a) Centraal shall review and respond to 99% of all
RealName Service subscriptions submitted in US English within an average of 24 hours after submission.

                           (b) Centraal shall resolve 99% of all RealName
Service subscriptions submitted in US English that are initially rejected, within 72 hours of submission, provided the customer is available and cooperates regarding such resolution.

         3. CENTRAAL OPERATIONS SUPPORT. As between the parties, Centraal shall provide operations support for all Central-operated software, hardware, data communications equipment



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and telecommunications equipment that is used to provide RealNames Services.
The definition of severity levels for operations support will be as agreed to by the parties.

                  3.1 SCHEDULE. Centraal shall make its operations support personnel available via telephone or pager 24 hours per day, 7 days per week.

                  3.2 SERVICE LEVEL. Centraal shall provide operations support to address any problems reported by NSI in accordance with the following problem response objectives. All time periods for responses to problems reported by NSI will commence when NSI initially reports a problem to Centraal operations personnel. For the purposes of this paragraph the following definitions and obligations are imposed:

Severity 1 - A Critical function cannot be performed. Centraal shall assign Severity 1 problems to a technician within 30 minutes and resolve such problems within 6 hours on average.

Severity 2 - An important, but not critical function, cannot be performed. Centraal shall assign Severity 2 problems to a technician within 2 hours and resolve such problems within 1 working day on average.

Severity 3 - A non-critical function that does not meet the criteria for Severity 1 or Severity 2. Centraal shall assign Severity 3 problems to a technician within 1 day and resolve such problems within 7 working days on average.

                  3.3 Centraal shall notify NSI immediately by telephone once any reported problem has been assigned, and again once the problem is resolved.

                  3.4 OUTAGES. Centraal shall notify NSI of any scheduled outage at least 48 hours in advance of the outage, via both telephone and email. Centraal shall notify NSI immediately in the event of an unscheduled outage, via telephone.

         4. CUSTOMER SERVICE TOOLS. Centraal shall provide existing Web-based customer service tools for use by NSI in connection with its First Level Support obligations, and telesales, if any, subject to any applicable licensing terms. These customer service tools will be modified by Centraal according to a specification jointly agreed to by the parties to provide the functionality required for first level support and telesales functions.

         5. TRAINING. Centraal will provide Second Level Support to NSI training personnel as required to answer questions and resolve problems related to training issues.

         6. SECURITY. Centraal shall utilize industry-accepted methods for protecting information systems from sabotage, impersonation, or unauthorized access to data.



[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMMITED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                  ATTACHMENT 3

                                 FORM OF WARRANT





[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMMITED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

THIS WARRANT AND ANY SHARES OF COMMON STOCK ISSUED UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE AFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE WARRANT EVIDENCED HEREBY IS NON-TRANSFERRABLE.

NO. NSI-___                 CENTRAAL CORPORATION               [DATE OF ISSUE]

                          COMMON STOCK PURCHASE WARRANT

         This certifies that, for good and valuable consideration, Network Solutions, Inc. ("NSI") is entitled, upon the terms and subject to the conditions hereinafter set forth, to acquire from Centraal Corporation (the "COMPANY"), in whole or from time to time in part, up to _________ fully paid and nonassessable shares of Common Stock, par value $0.001 per share, of the Company ("WARRANT STOCK") at a purchase price per share of $________ (the "EXERCISE PRICE"). Such number of shares, type of security and Exercise Price are subject to adjustment as provided herein, and all references to "Warrant Stock" and "Exercise Price" herein shall be deemed to include any such adjustment or series of adjustments.

         1.     EXERCISE OF WARRANT

                  (a) EXPIRATION TIME. The term "EXPIRATION TIME" means the close of business on [DATE OF EXPIRATION].

                  (b) EXERCISE PROCEDURE. The purchase rights represented by this Warrant are exercisable, in whole or in part, at any time and from time to time at or after the date hereof and at or prior to the Expiration Time, by the surrender of this Warrant and the Notice of Exercise form attached hereto duly executed to the office of the Company at 811 Hansen Way, Palo Alto, California 94303, Attn: Corporate Secretary (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company), and upon payment of the Exercise Price for the shares thereby purchased (by wire transfer, by certified bank check payable to the order of the Company, by cancellation of indebtedness of the Company to the holder hereof, if any, at the time of exercise, or by any combination thereof, in an amount, payable in United States dollars, equal to the purchase price of the shares thereby purchased); whereupon the holder of this Warrant shall be entitled to receive from the Company a stock certificate in proper form representing the number of shares of Warrant Stock so purchased, and a new Warrant in substantially identical form for the purchase of that number of shares of Warrant Stock equal to the difference, if any, between the number of shares of Warrant Stock subject hereto and the number of shares of Warrant Stock as to which this Warrant is so exercised.

         2.       ISSUANCE OF SHARES; NO FRACTIONAL SHARES OR SCRIP

         Certificates for shares purchased hereunder shall be delivered within a reasonable time after the date on which this Warrant shall have been exercised in accordance with the terms hereof. The Company hereby represents and warrants that all shares of Warrant Stock which may be issued upon the exercise of this Warrant will, upon such exercise, be duly and validly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issuance thereof (other than liens or charges



[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMMITED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

created by or imposed upon the holder of the Warrant Stock). The Company agrees that the shares so issued shall be and shall for all purposes be deemed to have been issued as of the close of business on the date on which this Warrant shall have been exercised in accordance with the terms hereof. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon the exercise of this Warrant, an amount equal to such fraction multiplied by the Fair Market Value (as determined in good faith by the Company's Board of Directors) of a share of Warrant Stock on the date of exercise shall be paid in cash or check to the holder of this Warrant.

         3.       CHARGES, TAXES AND EXPENSES

         The holder shall pay all issue and transfer taxes and other incidental expenses in respect of the issuance of certificates for shares of Warrant Stock upon the exercise of this Warrant, and such certificates shall be issued in the name of the holder of this Warrant.

         4.       NO RIGHTS AS A STOCKHOLDER

           This Warrant does not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company prior to the exercise hereof.

         5.       RESTRICTIONS ON TRANSFER; LOCK-UP

                  (a) RESTRICTIONS ON WARRANT. This Warrant is not transferable, whether by sale, pledge or other disposition, voluntarily or by operation of law or otherwise without the prior written consent of the Company, which consent may be withheld in the Company's sole discretion. Any transfer in violation hereof shall be void and the Warrant shall terminate immediately upon any such purported transfer.

                  (b) RESTRICTIONS ON TRANSFER OF WARRANT STOCK. In no event will the holder make a disposition of the Warrant Stock unless and until (i) it shall have notified the Company of the proposed disposition in writing, and (ii) if requested by the Company, it shall have furnished the Company with an opinion of counsel satisfactory to the Company and its counsel to the effect that (A) appropriate action necessary for compliance with the Securities Act of 1933, as amended (the "SECURITIES ACT") provisions relating to sale of an unregistered security has been taken, or (B) an exemption from the registration requirements of the Securities Act is available. Notwithstanding the foregoing, the restrictions imposed upon the transferability of the Warrant Stock shall terminate as to any particular share of Warrant Stock when (1) such security shall have been sold without registration in compliance with Rule 144 under the Securities Act, or (2)a letter shall have been issued to the holder at its request by the staff of the Securities and Exchange Commission or a ruling shall have been issued to the holder at its request by such Commission stating that no action shall be recommended by such staff or taken by such Commission, as the case may be, if such security is transferred without registration under the Securities Act in accordance with the conditions set forth in such letter or ruling and such letter or ruling specifies that no subsequent restrictions on transfer are required, or (3) such security shall have been registered under the Securities Act and sold by the holder thereof in accordance with such registration.

                  (c) LOCK-UP. In the event of any registration of the Company's securities, the holder will not, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of the Warrant Stock or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Warrant Stock,


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMMITED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

whether or not any such transaction described in clause (i) or (ii) above is to be settled by delivery of such Warrant Stock, in cash or otherwise, without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters.

                  (d) NO PUBLIC MARKET. At the date of issuance of this Warrant, no public market exists for any of the securities of the Company, and the Company makes no assurances that a public market will ever exist for the Company's securities.

                  (e) RESTRICTIVE LEGENDS. The certificates representing the Warrant Stock and any securities of the Company issued with respect thereto shall be imprinted with legends restricting transfer except in compliance with the terms hereof and with applicable Federal and state securities laws.

         6.       EXCHANGE AND REGISTRY OF WARRANT

         The Company shall maintain at the office or agency referred to in
Section 1(b) hereof a registry showing the name and address of the registered holder of this Warrant. This Warrant may be surrendered for exercise in accordance with its terms at such office or agency of the Company, and the Company shall be entitled to rely in all respects upon such registry.

         7.       LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT

         On receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and in case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company will execute and deliver to the holder, in lieu thereof, a new Warrant in substantially identical form.

         8.       SATURDAYS, SUNDAYS AND HOLIDAYS

         If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday in the United States or the State of California, then such action may be taken or such right may be exercised on the next succeeding business day.

         9.       ADJUSTMENT TO NUMBER AND TYPE OF SECURITIES AND EXERCISE PRICE

         The type and number of securities of the Company issuable upon exercise of this Warrant and the Exercise Price are subject to adjustment as set forth below:

                  (a) ADJUSTMENT FOR STOCK SPLITS, STOCK DIVIDENDS, RECAPITALIZATIONS, ETC. The Exercise Price and the number and type of securities and/or other property issuable upon exercise of this Warrant shall be appropriately and proportionately adjusted to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number or character of outstanding shares of Warrant Stock, so that the number and type of securities and/or other property issuable upon exercise of this Warrant shall be equal to that which would have been issuable with respect to the number of shares of Warrant Stock subject hereto at the time of such event, had such shares of Warrant Stock then been outstanding.



[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMMITED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                  b) ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER, ETC. In case of any consolidation or merger of the Company with or into any other corporation, entity or person, or any other corporate reorganization, in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization (any such transaction being hereinafter referred to as a "REORGANIZATION"), then, in each case, the holder of this Warrant, on exercise hereof at any time after the consummation or effective date of such Reorganization, shall receive, in lieu of the Warrant Stock issuable on such exercise prior to the date of such Reorganization, the stock and other securities and property (including cash) to which such holder would have been entitled upon the date of such Reorganization if such holder had exercised this Warrant immediately prior thereto.

                  (c) CERTIFICATE AS TO ADJUSTMENTS. In case of any adjustment in the Exercise Price or number and type of securities issuable on the exercise of this Warrant, the Company will promptly give written notice thereof to the holder of this Warrant in the form of a certificate, certified and confirmed by an officer of the Company, setting forth such adjustment and showing in reasonable detail the facts upon which such adjustment is based.

         10.       REPRESENTATIONS AND COVENANTS OF.

         NSI represents and covenants to the Company as follows:

                  (a) INVESTMENT PURPOSE. This Warrant and the Warrant Stock will be acquired for investment for NSI's own account, and not as a nominee or agent and not with a view to the distribution of any part thereof. NSI further represents that it does not have any contract, undertaking agreement or arrangement with any person to sell, transfer or grant participations to such person, or to any third person, with respect to this Warrant.

                  (b) PRIVATE ISSUE. NSI understands (i)that the Warrant and the Warrant Stock are not registered under the Securities Act, or qualified under applicable state securities laws on the ground that the issuance of this Warrant will be exempt from the registration and qualifications requirements thereof, and (ii) that the Company's reliance on such exemption is predicated on the representations set forth in this Section 10.

                  (c) SALES OF COMMON STOCK. NSI represents and warrants that NSI is familiar with the provisions of Rule 144 promulgated under the Securities Act which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer) in a non-public offering subject to the satisfaction of certain conditions, including, among other things: (i) the availability of certain public information about the Company; (ii) the resale occurring not less than one year after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and
(iii) in the case of an affiliate, or of a non-affiliate who has held the securities less than two years, the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as such term is defined under the Securities Exchange Act of 1934, as amended) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable. NSI acknowledges that in the event the applicable requirements of Rule 144 are not met, registration under the Securities Act or compliance with another exemption from registration will be required for any disposition of the Common Stock issuable upon exercise of this Warrant.



[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMMITED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                  (d) FINANCIAL RISK. NSI has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, and has the ability to bear the economic risks of its investment.

                  (e) ACCREDITED INVESTOR. NSI is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.

         11.      GOVERNING LAW

         This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state.

         12.      COMPLETE AGREEMENT AND MODIFICATIONS

         This Warrant and any documents referred to herein or executed contemporaneously herewith constitute the Company's and NSI's entire agreement with respect to the subject matter hereof and supersede all agreements, representations, warranties, statements, promises and understandings, whether oral or written, with respect to the subject matter hereof. This Warrant may not be amended, altered or modified except by a writing signed by the Company and the holder of this Warrant.

         13.      NOTICES

         Except as otherwise provided herein, all notices under this Warrant shall be in writing and shall be delivered by personal service, facsimile, courier service promising overnight delivery or certified mail (if such service is not available, then by first class mail), postage prepaid. Notices shall be addressed as follows:

         If to:                    Network Solutions, Inc.
                                   505 Huntmar Park Drive
                                   Herndon, Virginia 20170
                                   Facsimile: _____________________
                                   Attention: _____________________

         If to the Company:        Centraal Corporation
                                   811 Hanson Way
                                   Palo Alto, California 94303
                                   Facsimile: (650) 858-0454
                                   Attention: Corporate Secretary

         With a copy to:           Wilson Sonsini Goodrich & Rosati
                                   650 Page Mill Road
                                   Palo Alto, California 94304-1050
                                   Facsimile: (415) 493-6811
                                   Attention: James N. Strawbridge, Esq.

         14.      WAIVERS STRICTLY CONSTRUED

         With regard to any power, remedy or right provided herein or otherwise available to any party hereunder (i) no waiver or extension of time shall be effective unless expressly contained in a writing signed


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMMITED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

by the waiving party; and (ii) no alteration, modification or impairment shall be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or other indulgence.

         15.      SEVERABILITY

         The validity, legality or enforceability of the remainder of this Warrant shall not be affected even if one or more of its provisions shall be held to be invalid, illegal or unenforceable in any respect.

                                 * * *







[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMMITED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

         IN WITNESS WHEREOF, the Company and NSI have caused this Warrant to be executed by their duly authorized representatives.

                                           CENTRAAL CORPORATION,
                                           a Delaware corporation

                                           By:
                                              -------------------------------
                                           Name:
                                              -------------------------------
                                           Title:
                                              -------------------------------


                                           NETWORK SOLUTIONS, INC.

                                           By:
                                              -------------------------------
                                           Name:
                                              -------------------------------
                                           Title:
                                              -------------------------------








                [SIGNATURE PAGE TO COMMON STOCK PURCHASE WARRANT]



[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMMITED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                               NOTICE OF EXERCISE

To:      Centraal Corporation, a Delaware corporation

         (1) The undersigned hereby elects to purchase ________shares of Common Stock of Centraal Corporation, a Delaware corporation, pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full.

         (2) The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, except in compliance with applicable Federal and state securities laws.

         (3) The undersigned accepts such shares subject to the restrictions on transfer set forth in the attached Warrant.

                                              Holder:
                                                     -------------------------
                                              By:
                                                  ----------------------------
---------------------                         Name:
(Date)                                              --------------------------
                                              Title:
                                                     -------------------------



[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMMITED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

             AMENDMENT #1 TO REALNAME SALES REPRESENTATIVE AGREEMENT

         This Amendment is made as of February 18th, 1999 (the "Effective Date") by and between Network Solutions, Inc. ("NSI") and Centraal Corporation ("Centraal") for the purpose of modifying the RealName Sales Representative Agreement between the parties dated as of December 8, 1998 ("Agreement").

WHEREAS, the parties have entered into the Agreement which provides for NSI to solicit sales of RealNames Services (as such term is defined in the Agreement); and

WHEREAS, the parties wish Centraal's logo and hyperlink to appear on NSI's "Dot Com Toolkit" Web page to enable the direction of NSI's customers to Centraal's transactional web site and thereby facilitate sales by Centraal of it RealNames Services.

Now, therefore, the parties agree as follows:

1. Section 7.1(a) (Use of Centraal's Trademarks) of the Agreement will be changed by adding the following:

     In addition, during the term of this Agreement, NSI may display a hyperlink using the Centraal Marks as provided in Section 2.16(b).

2.   The following will be added to Section 1 of the Agreement

     1.11 "Centraal Home Page" means the entry page on the WWW located at the URL address http://www.realnames.com which is the page a user's web browser will generate as a result of requesting such URL or any other URL with which that the Parties replace such URL.

     1.12 "Centraal Web Site" means the Centraal Home Page and other web pages sharing a similar URL that are connected to it.

     1.13 "Dot Com Toolkit" means the area on the NSI Web Site that users are referred to for the presentation of offerings to assist small and medium size businesses in building, establishing or promoting their Internet identity or conducting business on the Internet by offering easy access to tools, products and services to facilitate the development, enhancement and promotion of their web site.

     1.14 "Dot Com Toolkit Page" means the content area of the Dot Com Toolkit for the Centraal product/service offering descriptions.



[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMMITED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     1.15 "Host" means a computer system that carries a web site or sites.

     1.16 "Hyper Link" or "hyperlink" means the icon, logo, highlighted or colored text, figure, or image representing a URL provided by each Party to the other under this Agreement, which allows an Internet user to move from one web site to another web site.

     1.17 "NSI Home Page" means the entry page on the WWW located at the URL address http://www.networksolutions.com which is the page a user's web browser will generate as a result of requesting such URL or any other URL with which NSI replaces such URL.

     1.18 "NSI Web Site" means the NSI Home Page and the other pages, sharing a similar URL, which are connected to it.

3. Section 1.10 (Definition of "Sold") will be changed as follows:

     "(i) solicited by NSI on Centraal's behalf" will be changed to "(i) solicited by NSI on Centraal's behalf, including without limitation through referral from the Dot Com Toolkit Page"

4. The following new Section 2.16 will be added to the Agreement.

     2.16 DOT COM TOOLKIT

     2.16 (a) CENTRAAL'S OBLIGATIONS

     2.16 (a) (i) DEVELOPMENT. As between the parties, Centraal will be responsible to develop and maintain the content of the Centraal Web Site, in a manner of Centraal's choosing at its sole discretion, for the offering of the RealNames Services under this Agreement.
     2.16 (a) (ii) DOT COM TOOLKIT PAGE. Centraal shall prepare its Dot Com Toolkit Page content pursuant to the specifications and requirements provided by NSI, which may be changed from time to time in NSI's reasonable discretion. Centraal shall provide NSI with the URL where its Dot Com Toolkit Page is located to enable NSI to harvest such content for the purpose of incorporating into the Dot Com Toolkit. The Dot Com Toolkit Page will have a Hyper Link to the Centraal Web Site to enable customers and visitors of the NSI Web Site ("NSI Customers") to purchase the Central RealNames Services.

     2.16(a)(iii) HOSTING OF THE CENTRAAL WEB SITE. As between the parties, Centraal will be responsible to Host the Centraal Web Site on its web server, in a manner of Centraal's choosing at its sole discretion.



[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMMITED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     2.16(b)  NSI'S OBLIGATIONS

     2.16(b)(i) DEVELOPMENT OF DOT COM TOOLKIT. NSI, at its sole cost, will develop and maintain the Dot Com Toolkit web site. The Dot Com Toolkit will be compatible with version 3.0 or better web browsers. The Dot Com Toolkit will contain a listing of categories identifying the types of products/service offerings available from parties under contract to NSI. NSI will maintain a Hyper Link on the Centraal Dot Com Toolkit page to enable NSI Customers to go to the Centraal Web Site to purchase the RealNames Services. Centraal will provide its logo and other identifier information, in the format requested by NSI, to enable NSI to establish the Hyper Link.

     2.16(b)(ii) DEVELOPMENT OF DOT COM TOOL KIT CATEGORY PAGE. NSI will develop, maintain and Host individual category pages within the Dot Com Tool Kit for different categories of product/service offerings with a description of specific offerings available from parties under contract to NSI. NSI will provide Centraal with a specification regarding the individual Dot Com Toolkit Page requirements for storage space, content, artwork, logo size, product/service offering descriptions and other applicable requirements.

     2.16(b)(iii) REPORTING AND TRACKING. NSI will provide Centraal an individual electronic bi-weekly report of the number of click-throughs from Centraal's Dot Com Toolkit page to the Centraal Web Site. NSI will provide Centraal with procedures for accessing its weekly report.

     2.16(b)(iv) CUSTOMER SUPPORT. NSI will provide support to NSI Customers for all issues relating to the Dot Com Toolkit.

5. Section 3.1(a) (Customer Services; Support) will be changed by adding the following after the first sentence:

     The parties acknowledge that prior to the date NSI begins to provide such customer support under this Section 3.1(a), as between the parties, Centraal will be responsible for providing customer support for the Centraal Web Site, in a manner of Centraal's own choosing at its sole discretion.

6.   The following new Section 11.11 will be added to the Agreement:

     11.11 AUDIT. Each party reserves the right to audit, at its sole cost and expense, no more than one per year, upon 10 business days advance written notice, the appropriate records of the other party to verify any amounts due under this Agreement. Such audits shall be conducted by an independent certified public accounting firm in accordance with generally accepted auditing standards, limited to records for the 12 month period immediately preceding the month of the audit. If any audit reveals an underpayment of 10% or more for the period under audit, then the audited party will immediately pay the auditing party for all underpaid commission fees and the reasonable costs of the audit.



[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMMITED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

7. Except as amended by this Amendment, the terms and conditions of the Agreement will remain in full force and effect.


CENTRAAL CORPORATION                            NETWORK SOLUTIONS, INC.

Signed:    /S/TED WEST                          Signed:  /S/JAMES M. ULAM
       ---------------------------                     -----------------------
By:        TED WEST                             By:      JAMES M. ULAM
    ------------------------------                  --------------------------
Title:     EVP - SALES & MARKETING              Title:   COUNSEL
      ----------------------------                    ------------------------




[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMMITED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

             AMENDMENT #2 TO REALNAME SALES REPRESENTATIVE AGREEMENT

This Amendment is made as of the 25th day of May, 1999 (the "Effective Date") by and between Network Solutions, Inc. ("NSI") and Centraal Corporation ("Centraal") for the purpose of modifying the RealNames Sales Representative Agreement between the parties dated as of December 8, 1998 ("Agreement").

WHEREAS, the parties have entered into the Agreement, which provides for NSI to solicit sales of RealNames Services (as such term is defined in the Agreement); and

WHEREAS, the parties wish to modify the Agreement to reflect a short term promotional incentive program and changes to the Parties customer Support obligations.

NOW, THEREFORE, in consideration of the mutual covenants and premises contained herein and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged, Centraal and NSI hereby agree to amend the Agreement as follows:

1. DEFINED TERMS. Except as otherwise provided herein, all of the capitalized terms used herein shall have the same meanings as provided in the Agreement.

2. CENTRAAL/NSI PROMOTIONAL INCENTIVE FOR ISP CHANNELS - THE FOLLOWING CHANGES ARE MADE TO SECTION 2 OF THE AGREEMENT:


     2.5 For the remaining term of this Agreement, Centraal agrees to accept RealNames Subscriptions ordered through any NSI Affiliate from Key Accounts and to pay Commissions to NSI for such RealNames Subscriptions in accordance with
Section 2.8 of the Agreement.

     2.8 For the period of June 1, 1999 through September 30, 1999, Centraal agrees to pay NSI an additional Commission of [*] of the NSI Customer Subscription Fee plus the standard Commission (the greater of (i) [*] , or
(ii) [*] for each NSI Customer Subscription Fee acquired through any NSI Affiliate that NSI elects to pass on such additional commission as an additional incentive to stimulate interest in selling RealNames Subscriptions. NSI agrees that the additional Commission of [*] of the NSI Customer Subscription Fee will be paid directly to the respective NSI Affiliate. For NSI Affiliates that NSI elects to provide the additional [*] Commission, NSI agrees to pay a minimum of [*] per each RealName subscription sold through the NSI Affiliates for the same period of time and in addition to the [*] commission. The minimum commission to each of the NSI Affiliates that NSI elects to provide the additional [*] Commission during the promotional incentive period will thus be [*] of the RealName Subscription Fee plus [*] . Centraal will pay the commission directly to NSI for distribution to the NSI Affiliates after sales are made and funds collected. NSI will provide Centraal with information reasonably necessary to validate actual partner subscription sales and commission payments.

3.   CUSTOMER SUPPORT - THE FOLLOWING CHANGES ARE MADE TO SECTION 3 OF THE
AGREEMENT:


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMMITED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     3.1 (a) Centraal will continue to provide First Level Support past June 1, 1999 according to the plan described in Attachment 1 to the Agreement in a timely manner pending NSI's readiness for providing such services. NSI agrees to use its best efforts to commence providing First Level Support on or before January 1, 2000.
     3.2 Until such time as NSI commences providing First Level Support, it agrees not to withhold commissions according to the section 3.2 of the agreement from RealNames Subscription Fees.

IN WITNESS WHEREOF, the parties hereto caused this Amendment to be signed by duly authorized officers or representatives as of May 25, 1999.


Centraal Corporation

By:   /S/J MICHAEL ARRINGTON
   ------------------------------
Name: J. Michael Arrington

Title: Vice President, Business Development, and General Counsel


Network Solutions, Inc.

By:   /S/JAMES M. ULAM
   -----------------------------
Name: James M. Ulam

Title: Counsel




[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMMITED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.